                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT, dated as of January 6, 1999 (this "Agreement"), among BRONNER SLOSBERG HUMPHREY CO., a Massachusetts business
 ---------
trust having its principal office at Prudential Tower, 800 Boylston Street, Boston, MA 02199 (the "Company"), POSITANO PARTNERS LTD., a Bermuda exempt
                       -------
company ("Positano"), Michael E. Bronner ("MB") and the persons listed on
          --------                         --
Schedule 1 hereto (such persons, together with Positano and MB, the "Holders")
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(the Holders, together with the Company, the "Parties").
                                              -------

          WHEREAS, the Parties and certain other parties have entered into a Recapitalization Agreement, dated as of November 28, 1998 (the "Recapitalization
                                                                ----------------
Agreement"), providing for the recapitalization (the "Recapitalization") of the
---------                                             ----------------
Company and its related entities;

          WHEREAS, each Holder will hold Company Shares or options to acquire Company Shares upon consummation of the Recapitalization; and

          WHEREAS, the Recapitalization Agreement provides that the Parties shall enter into this Agreement in connection with the closing of the transactions contemplated by the Recapitalization Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1.  Definitions. The following terms, as used herein, have
                         -----------
the meanings set forth below.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Company Shares" means the units of beneficial interest in the
           --------------
Company.

          "Demand Registration" has the meaning specified in Section 2.01(a).
           -------------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Initial Public Offering" means the sale of Company Shares by the
           -----------------------
Company or one or more Holders in an underwritten public offering registered under the Securities Act.

          "Piggyback Registration" has the meaning specified in Section 2.02(a).
           ----------------------

          "Registrable Securities" means (a) Company Shares now beneficially
           ----------------------
owned by any Holder or hereafter acquired upon the exercise of BSH Options (as defined in the Recapitalization Agreement) and (b) any securities issued or issuable directly or indirectly in respect of such Company Shares by way of conversion, exchange, share dividend, share split or combination, recapitalization, merger, consolidation, other reorganization or otherwise; provided, that any security referred to in clause
                             --------
(a) or (b) shall cease to be a Registrable Security when (a) a registration statement covering such security has been declared effective by the Commission and such security has been disposed of pursuant to such effective registration statement, (b) such security is sold or may be sold pursuant to Rule 144 promulgated under the Securities Act (or another exemption from the registration requirements of the Securities Act), or (c) such security shall have ceased to be outstanding.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

                                   ARTICLE II

                              REGISTRATION RIGHTS

          SECTION 2.1.  Demand Registration. (a) (1) Positano shall have the
                         -------------------
right at any time and from time to time to make up to three requests that the Company register, in an underwritten public offering or otherwise, under the Securities Act, all or part of the Registrable Securities held by it; provided,
                                                                      --------
that the registration resulting from the first such request by Positano, if made prior to an Initial Public Offering, shall constitute an Initial Public Offering, and (2) at any time following an Initial Public Offering, MB shall have the right to make up to one request that the Company register, in an underwritten public offering or otherwise, under the Securities Act, all or part of his Registrable Securities; provided, that the expected market value of the
                               --------
Registrable Securities to be offered by MB is at least equal to $15 million (any registration resulting from a request described in clause (1) or (2) a "Demand
                                                                        ------
Registration"). A request for a Demand Registration shall specify the number of
------------
shares of Registrable Securities proposed to be sold. A registration shall not count as a Demand Registration until (a) the registration statement relating thereto has been declared effective by the Commission and (b) the Holder making the demand for registration is able to register and sell at least 75% of the Registrable Securities requested to be included in such registration.

          (b) In the event that Positano makes its first request for a Demand Registration prior to an Initial Public Offering, the Company shall, promptly after receipt of such request (but conditioned, to the extent practicable, on consummation of the Initial Public Offering), cause the Company to be reconstituted into a corporation organized under the laws of the State of Delaware, or any other jurisdiction selected by Positano, and to convert the Company Shares into shares of common stock of such corporation by merger or otherwise pursuant to a transaction which will be tax-free to the holders of Company Shares.

          (c) Promptly (but in no event more than 10 days) after receipt of a request for a Demand Registration, the Company shall provide notice of such request to all Holders other than those who made the request under Section 2.01(a), and (1) each such Holder shall have the right, within 10 days after the date of receipt of such notice from the Company, to request that the Company include in the offering to which the Demand Registration relates all or a portion of such Holder's Registrable Securities and (2) in the case of a request by MB for a Demand

Registration, Positano shall have the right, within 10 days after the date of receipt of notice of such request from the Company, to request that the Company defer such request by MB for a Demand Registration to a date up to 180 days after the date of such request, and if so requested by Positano, the Company shall not act on such request by MB prior to the date requested by Positano.

          (d) The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Holder making the demand for registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number or class of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number or class of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, (i) in the case of a Demand Registration pursuant to the first request by Positano under Section 2.01(a), where such Demand Registration is effected prior to an Initial Public Offering, the Company shall include in such Demand Registration (A) first, the number of Registrable Securities requested to be included in such Demand Registration by Positano, (B) second, the number of equity securities to be registered for the account of the Company, (C) third, the number of Registrable Securities requested to be included in such Demand Registration by any other Holders pro rata, if necessary, among such other Holders based on the number of Registrable Securities owned by each such other Holder and (D) fourth, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of such other securities owned by each holder of such other securities and (ii) in the case of any other Demand Registration, the Company shall include in such Demand Registration (A) first, the number of Registrable Securities requested to be included in such registration by any Holders pro rata, if necessary, among such Holders based on the number of Registrable Securities owned by each such Holder and (B) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of such other securities owned by each holder of such other securities.

          (e) Positano shall select the book-running and other managing underwriters in connection with an offering pursuant to a Demand Registration (other than an MB Demand Registration in which Positano is not offering a greater number of Company Shares than MB) and any additional investment bankers and managers to be used in connection with the offering, in each case which shall be reasonably satisfactory to the Company.

          SECTION 2.2.  Piggyback Registration. (a) At any time that the
                        ----------------------
Company proposes to register any of its common equity securities under the Securities Act for sale solely for cash, for its own account or pursuant to a Demand Registration, and the registration form to be used may be used for the registration of Registrable Securities (each a "Piggyback Registration"), the
                                                ----------------------
Company shall give written notice of such proposed registration to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date of the registration statement effecting such registration), and the Company shall include in any such registration by it all Registrable Securities with respect to which it has received written requests for inclusion therein within 10 days after receipt by such Holders of such written notice from the Company. If any Piggyback Registration is an underwritten offering, the Company and Positano shall select the book-running and other managing underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering.

         (b) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company shall include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that
--------
in their opinion the number or class of such securities requested to be included in such registration exceeds the number or class which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (1) first, the securities that the Company proposes to sell, (2) second, to the extent Registrable Securities requested for inclusion therein need to be reduced as a result of such advice, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder and (3) third, other securities, if any, requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

          (c) If a Piggyback Registration is in connection with a Demand Registration, the restrictions set forth in Section 2.01(d) shall apply. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of securities of the Company (and is not a Demand Registration) and the managing underwriters advise the Company in writing that in their opinion the number or class of securities requested to be included in such registration exceeds the number or class which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (1) first, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder and
(2) second, any other securities requested to be included in such registration not covered by clause (1) above pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

          (d) The Company shall not be obligated to include any Registrable Securities in a registration statement (1) filed on Forms S-4 or S-8 or such other similar successor forms then in effect under the Securities Act, (2) pursuant to which the Company is offering to exchange its own securities or (3) relating solely to dividend reinvestment plans.

          (e) Any Piggyback Registration relating to a sale of securities by the Company for its own account shall be managed by the Company; the Company shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the offering price, the underwriting discounts and commissions, the terms of the underwriting agreement, the timing of the registration and related offering, counsel to the Company, and all other administrative matters related to the registration and related offering. To the extent that Holders participate in such a registration and related offering, such Holders shall enter into, and sell their Registrable

Securities only pursuant to, the underwriting arranged by the Company, and shall either commit to attend the closing of the offering and take such other actions as may be reasonably necessary to effect their participation in the offering and to provide any assurances reasonably requested by the Company and the managing underwriter(s) in that regard, or shall deliver to the Company in custody certificates representing all Registrable Securities to be included in the registration and shall execute and deliver to the Company a custody agreement and a power of attorney, each in form and substance appropriate for the purpose of effecting their participation in such registration.

                                  ARTICLE III

                                 REGISTRATION

          SECTION 3.1.  Registration Procedures. Subject to the limitations in
                        -----------------------
Article II, whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the selling Holders and each managing underwriter, if any, copies thereof, and thereafter furnish to the selling Holders and each such underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as such Holders or such underwriter may reasonably request in order to facilitate the sale of the Registrable Securities;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be
                                 --------
required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (2) subject itself to taxation in any such jurisdiction, or (3) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) notify each seller of such Registrable Securities and, if requested by any such seller of Registrable Securities, confirm such notice in writing, (1) when the prospectus or any prospectus supplement or post-effective amendment included in such registration statement has been filed, and, with respect to any registration statement or any post-effective amendment thereto, when the same has become effective, (2) of any request by the Commission for amendments to such registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of such Registrable Securities, as applicable, for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;

          (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market (or such other national securities exchange as the Board of Directors of the Company determines provides the best liquidity on which such Registrable Securities may be listed), if so requested by the holders of a majority of the Registrable Securities being sold, or if so requested by the managing underwriter of an offering pursuant to such registration statement;

          (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the managers, officers, members, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of the Company after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (l) permit any Holder of Registrable Securities (which Holder, in the Company's sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company) to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

          (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (o) obtain a "cold comfort" letter from the independent public accountants of the Company in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request;

          (p) cooperate, and cause its management to cooperate, in the selling effort of such offering, and, if the holders of a majority of the Registrable Securities being sold in such offering reasonably request, coordinate and conduct a "road show" in connection with such offering; and

          (q)  otherwise facilitate such registration and related offering.

          The Company may require the Holders promptly to furnish in writing to the Company such information regarding the Holders' plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

          SECTION 3.2.  Registration Expenses.  In connection with any Demand
                        ---------------------
Registration or Piggyback Registration, each participating Holder shall be responsible for any underwriting discounts or commission that may be payable in connection with the sale of its respective securities. The Company shall pay all other expenses incurred in connection with such registration, including, but not limited to,
(1) all filing fees with the Commission, (2) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities), (3) printing expenses, (4) the fees and expenses incurred in connection with the listing of the securities, (5) fees and expenses of counsel and independent certified public accountants for the Company (including the expenses of any comfort letters pursuant to Section 3.01(o) hereof), (6) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration and (7) fees and expenses of one counsel to the selling Holders to be selected by Positano, if Positano is a selling Holder.

                                  ARTICLE IV

                       INDEMNIFICATION AND CONTRIBUTION

          SECTION 4.1.  Indemnification by the Company. The Company agrees to
                        ------------------------------
indemnify and hold harmless each Holder, its employees, officers and directors, and each person, if any, who controls such Holder within the meaning of either
Section 15 of the Securities Act or section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, however, that this indemnity agreement with
                           --------  -------
respect to any preliminary prospectus shall not inure to the benefit of any Holder if a copy of the current prospectus was not provided to a purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability or for any sales occurring after the Company has informed such Holder under Section 3.01(e) and prior to the delivery by the Company of any supplement or amendment to such prospectus. The Company also agrees to indemnify any underwriters of Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this
Section 4.01.

          SECTION 4.2.  Indemnification by the Holders.  Each Holder agrees to
                        ------------------------------
indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders, but only with reference to information furnished in writing by or on behalf of such Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

Each Holder also agrees to indemnify and hold harmless underwriters of Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.02. Notwithstanding anything to the contrary in this Agreement, the obligation of each Holder to indemnify according to this Agreement shall be individual to each Holder and shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

          SECTION 4.3.  Conduct of Indemnification Proceedings.  In case any
                        --------------------------------------
proceeding (including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to
Section 4.01 or 4.02, such Party (the "Indemnified Party") shall promptly notify
                                       -----------------
the Party against whom such indemnity may be sought (the "Indemnifying Party")
                                                          ------------------
in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          SECTION 4.4.  Contribution.  (a) To the extent any indemnification
                        ------------
by an Indemnifying Party to an Indemnified Party is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Party in connection with any investigation or proceeding.

          (b) The Parties agree that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Party who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V

                                 MISCELLANEOUS

          SECTION 5.1.  Participation in Underwritten Registrations.  No
                        -------------------------------------------
Holder may participate in any underwritten registered offering contemplated hereunder unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms hereof and of such underwriting arrangements.

          SECTION 5.2.  Rule 144.  The Company covenants that from and after
                        --------
an Initial Public Offering it shall use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it shall take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company shall promptly deliver to the Holders a written statement as to whether it has complied with such requirements.

          SECTION 5.3.  Holdback Agreements. (a) To the extent not
                        -------------------
inconsistent with applicable law, each Holder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the period of up to 180 days beginning on the effective date of any Demand Registration or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (1) not to effect any public sale or distribution (including sales pursuant to Rule 144) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the period of up to 180 days beginning on the effective date of any Demand Registration or Piggyback

Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (2) to use its reasonable best efforts to cause each other holder of at least 5% (on a fully diluted basis) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such equity securities, purchased from the Company at any time after the date hereof (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          SECTION 5.4.  Successors and Assigns. This Agreement shall inure to
                        ----------------------
the benefit of and be binding upon the successors, assigns and transferees of Positano and the Company but no other Holder shall be permitted to assign any rights or obligations hereunder. If any successor, assignee or transferee of Positano shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and to receive the benefits hereof. For purposes of this Agreement, "successor" for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, liquidation, dissolution, sale of substantially all of its assets, or similar transaction.

          SECTION 5.5.  Termination. (a) This Agreement shall be terminated
                        -----------
upon the earlier to occur of (1) the sale of all Registrable Securities by the Holders and (2) the mutual consent of the Parties; provided, however, that
                                                   --------  -------
Article IV shall survive such termination.

          (b) This Agreement shall terminate as to a given Holder other than Positano and MB at such time following an Initial Public Offering as such Holder beneficially owns, in the aggregate, fewer than 1% of the Company Shares then outstanding.

          SECTION 5.6.  Notices.  All notices, requests, demands or other
                        -------
communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, by messenger, or by a nationally recognized overnight delivery company, when delivered by telecopy and confirmed by return telecopy, or when delivered by first-class mail, postage prepaid and return receipt requested, in each case to the applicable addresses set forth below:

          (a)  if to the Company to:

               c/o Bronner Slosberg Humphrey Co.
               Prudential Tower
               800 Boylston Street
               Boston, Massachusetts 02199
               Attention:  Michael E. Bronner and David W. Kenny
               Facsimile:  (617) 867-7217

               with a copy to:

               Goodwin, Procter & Hoar LLP
               Exchange Place
               Boston, Massachusetts 02109-2881
               Attention: Stuart M. Cable, P.C.
               Facsimile: (617) 523-1231

          (b)  if to Positano:

               H&F Investors III, Inc.
               One Maritime Plaza
               12/th/ Floor
               San Francisco, California 94111
               Attention:  Philip Hammarskjold
               Facsimile: (415) 788-0176

               with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52/nd/ Street
               New York, New York 10019
               Attention:  Patricia A. Vlahakis, Esq.
               Facsimile: (212) 403-2000

          (c)  if to MB to:

               c/o Bronner Slosberg Humphrey Co.
               Prudential Tower
               800 Boylston Street
               Boston, Massachusetts 02199
               Attention:  Michael E. Bronner
               Facsimile:  (617) 867-7217

               with a copy to:

               Goodwin, Procter & Hoar LLP
               Exchange Place
               Boston, Massachusetts 02109-2881
               Attention: Stuart M. Cable, P.C.
               Facsimile: (617) 523-1231

          (d) if to a Holder other than Positano or MB, to the address listed after such Holder's name on Schedule 1 hereto, with copies to such person as such Holder may by notice to all parties designate in writing.

          SECTION 5.7.  Amendments. Unless otherwise expressly provided
                        ----------
herein, this Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the Parties.

          SECTION 5.8.  Severability. In the event that any one or more of the
                        ------------
provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          SECTION 5.9.  Specific Performance. The Parties acknowledge that
                        --------------------
there would be no adequate remedy at law if any Party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each Party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other Party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          SECTION 5.10. Governing Law.  This Agreement shall be construed and
                        -------------
enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within such state.

          SECTION 5.11. Descriptive Headings, Etc.  The headings in this
                        -------------------------
Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified;
(4) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

          SECTION 5.12.  Counterparts.  This Agreement may be executed and
                         ------------
delivered in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

          SECTION 5.13.  Entire Agreement.  This Agreement is intended by the
                         ----------------
Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company, on the one hand, and the other Parties to this Agreement, on the other, with respect to such subject matter.

          IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

                              BRONNER SLOSBERG HUMPHREY CO.



                              By: /s/ David W. Kenny
                                  ---------------------------------------
                                  Name: David W. Kenny
                                  Title: Chief Executive Officer and
                                        President

                              Bronner Slosberg Humphrey Co. (the "Trust") is a Massachusetts business trust. A copy of the Trust's Declaration of Trust, as the same may be amended and/or restated from time to time, is on file with the Secretary of State of The Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees or officers of the Trust as individuals or, in the event the trustee is a corporation or other entity, on behalf of the individual owners of such corporation or entity, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust, or any of their respective trustees, officers, directors, partners, members or shareholders, individually, but are binding only upon the assets and property of the Trust. Each of the parties hereto agrees that no shareholder, trustee or officer of the Trust, or any of their respective trustees, officers, directors, partners, members and shareholders, may be held personally liable or responsible for any obligations of the Trust arising out of this Agreement. With respect to obligations of the Trust arising out of this Agreement, each of the parties hereto shall look for payment or satisfaction of any claim solely to the assets and property of the Trust.

                              POSITANO PARTNERS LTD.



                              By: /s/ Patrick J. Healy
                                  ---------------------------------------
                                  Name: Patrick J. Healy
                                  Title: Vice President


             [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                             By: /s/ Michael E. Bronner
                                                 ----------------------------
                                                 Michael E. Bronner

             [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                   By: /s/ Michael Bronner
                                       ------------------------------------
                                       Michael Bronner as Trustee under the
                                       Michael E. Bronner Annuity Trust,
                                       dated as of July 16, 1998


                                   By: /s/ Lisa Bronner
                                       ------------------------------------
                                       Lisa Bronner as Trustee under the
                                       Michael E. Bronner Annuity Trust,
                                       dated as of July 16, 1998

             [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                        By: /s/ Jean Alexander
                                            -------------------------------
                                            Jean Alexander


                                        By: /s/ Alan Beck
                                            -------------------------------
                                            Alan Beck


                                        By: /s/ Meryl Beckingham
                                            -------------------------------
                                            Meryl Beckingham


                                        By: /s/ Seraj Bharwani
                                            -------------------------------
                                            Seraj Bharwani


                                        By: /s/ Kathleen Biro
                                            -------------------------------
                                            Kathleen Biro


                                        By: /s/ Robert Cosinuke
                                            -------------------------------
                                            Robert Cosinuke


                                        By: /s/ Charles DeSnyder
                                            -------------------------------
                                            Charles DeSnyder


                                        By: /s/ Michael Dresner
                                            -------------------------------
                                            Michael Dresner


                                        By: /s/ Katharin Dyer
                                            -------------------------------
                                            Katharin Dyer


                                        By: /s/ Gretchen Gayton
                                            -------------------------------
                                            Gretchen Gayton

             [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                        By: /s/ Peggy J. Heeg
                                            --------------------------------
                                            Peggy J. Heeg


                                        By: /s/ Reuben Hendell
                                            --------------------------------
                                            Reuben Hendell


                                        By: /s/ John Hoholik
                                            --------------------------------
                                            John Hoholik


                                        By: /s/ Robert Hurley
                                            --------------------------------
                                            Robert Hurley


                                        By: /s/ Greg D. Johnson
                                            --------------------------------
                                            Greg D. Johnson


                                        By: /s/ Greg R. Johnson
                                            --------------------------------
                                            Greg R. Johnson


                                        By: /s/ Betsy Karp
                                            --------------------------------
                                            Betsy Karp


                                        By: /s/ David Kenny
                                            --------------------------------
                                            David Kenny


                                        By: /s/ Arthur Kern
                                            --------------------------------
                                            The Arthur Kern Revocable Trust
                                            Arthur Kern, Trustee

                                        By: /s/ Harvey Kipnis
                                            --------------------------------
                                            Harvey Kipnis


             [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                              By:  /s/ Robert Maher
                                                  ------------------------------
                                                  Robert Maher

                                              By:  /s/ Stephen Olderman
                                                  ------------------------------
                                                  Stephen Olderman

                                              By:  /s/ Jonathan Phillips
                                                  ------------------------------
                                                  Jonathan Phillips

                                              By:  /s/ Ruben Pinchanski
                                                  ------------------------------
                                                  Ruben Pinchanski

                                              By:  /s/ Clare S. Robinson
                                                  ------------------------------
                                                  Clare S. Robinson

                                              By:  /s/ Myron Slosberg
                                                  ------------------------------
                                                  Myron Slosberg

                                              By:  /s/ Malcolm Speed
                                                  ------------------------------
                                                  Malcolm Speed

                                              By:  /s/ Michael Ward
                                                  ------------------------------
                                                  Michael Ward

                                              By:  /s/ Robert Willms
                                                  ------------------------------
                                                  Robert Willms

             [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                  Schedule 1

The Michael E. Bronner 1998 Annuity
Trust, dated as of July 16, 1998
40 Sargent Crossway
Brookline, MA 02445

Jean Alexander
160 Commonwealth Avenue, #701
Boston, MA 02116

Alan Beck
American Media Management, Inc.
3 Waterview Drive
Port Jefferson, NY 11777

Meryl Beckingham
192 Commonwealth Avenue, Apt. 5
Boston, MA 02116

Seraj Bharwani
60 Pleasant Street, #203
Arlington, MA 02174

Kathleen Biro
296 Commonwealth Avenue
Boston, MA 02115-2423

Robert Cosinuke
59 Locke Street
Watertown, MA 02172

Charles DeSnyder
182 Hill Street
Holliston, MA 01746

Michael Dresner
505 West End Avenue, Apt. 9C
New York, NY 10024

Katherin S. Dyer

Gretchen Gayton
5 Madison Road
Marblehead, MA 01945

Peggy J. Heeg
P.O. Box 4127
Portsmouth, NH 03802-4127

Reuben Hendell
14 Salem Drive
Scarsdale, NY 10583-5202

John Hoholik
20 Wood Island Road
Scituate, MA 02066

Robert Hurley
25 Lockwood Road
West Newton, MA  02165

Greg D. Johnson
7 Fieldstone Lane
South Natick, MA 01760

Greg R. Johnson
118 South Street, Unit 2B
Boston, MA 02111

Betsy Karp
770 Boylston Street, Apt. 26I
Boston, MA 02199

David W. Kenny
77 Monadnock
Wellesley, MA 02481-1335

Arthur Kern
1940 Webster Street
San Francisco, CA 94115

Harvey Kipnis
1 Main Street
South Salem, NY 10590

Robert Maher
275 Old Billerica Road
Bedford, MA

Stephen Olderman
45 Gramercy Park N #14B
New York, NY

Jonathan Phillips
851 Parrott Drive
San Mateo, CA 94402

Ruben Pinchanski
475 Arsenal Street, Unit G
Watertown, MA 02172

Clare S. Robinson
78 Leighton Road
Wellesley Hills, MA 02181

Myron Slosberg
15 West 67/th/ Street, Apt. 5ME
New York, NY 10023

Malcolm Speed
134 Border Street
Cohasset, MA 02025

Michael Ward
38 Garden Street
Wellesley, MA 02181

Robert Willms
247 Temple Street
Newton, MA 02165